UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2009

Date of reporting period:  September 30, 2009

Item 1. Report to Stockholders.

Kirr, Marbach Partners
Value Fund

Annual Report

www■kmpartnersfunds■com	September 30, 2009

KIRR, MARBACH PARTNERS

VALUE FUND

“Keep your fears to yourself, but share your courage with others.”

—Robert Louis Stevenson

November 20, 2009

Dear Fellow Shareholders:

The U.S. equity market’s recovery from its March 9, 2009 low continued at a torrid pace in the third quarter of 2009, as global equity and credit markets healed and evidence grew the deep recession is ending or has ended.  We are very pleased with back-to-back strong quarters, but realize we still have a deep performance hole to fill.  Although we’ve made tremendous progress filling the hole, the challenges ahead remain formidable.  We have all endured tremendous pain in the year since the Lehman Brothers bankruptcy marked the start of the worst stage of the global financial panic.  We do not want to surrender these hard-fought gains.  We will remain vigilant and not let the relative recent calm lull us into complacency.  Investors’ psyches are fragile and they will remain keenly focused on and will react quickly to each economic data point.  There will be setbacks and disappointments along the way, but we believe the worst of the economic and financial crisis has passed.  We like what we own, remain close to fully-invested and are still constructive on the long-term outlook for U.S. stocks.

Periods ending	Value Fund(1)	Russell 3000(2)	S&P 500(3)
September 30, 2009(4)	Total Return	Index	Index
3-months	21.14%	16.31%	15.61%
9-months	28.80%	21.19%	19.26%
One-year	(9.20)%	(6.42)%	(6.91)%
Three-years	(10.32)%	(5.06)%	(5.43)%
Five-years	(1.41)%	1.56%	1.02%
Ten-years	3.52%	0.73%	(0.15)%
Since Inception	3.19%	1.05%	0.34%
(December 31, 1998)
Since March 9, 2009	73.06%	61.03%	58.25%

The Fund’s Annual Operating Expenses were 1.54% according to the Prospectus dated January 28, 2009.  Until February 28, 2010, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.45% of its average net assets.  Investment performance reflects waivers in effect.  In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

(3)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(4)	One-year, three-year, five-year, ten-year and Since Inception returns are Average Annualized Returns.

Positives and Risks

There has been a “Rodney Dangerfield” aspect to reactions to the market’s recovery from the March 9, 2009 low and mounting evidence of economic recovery.  Skepticism, doubt and “no respect” remain widespread.  Naysayers say the market has come “too far, too fast.”  They argue its rise is not supported by economic fundamentals, which indicate while the bleeding may have slowed, the patient is far from being on the path to recovery.  From a contrarian investor’s point of view, this widespread doubt is good.  As we stated last quarter, we acknowledge the market has had a tremendous move off of the bottom in a short period of time and lagging and coincident indicators (like employment) of the current economic environment are clearly not rosy.  Still, we believe the valuations of the stocks we own remain favorable, as do most of the leading indicators of future economic activity.

Positives

•
Positive earnings surprises have led Wall Street analysts to increase estimates.  Analysts had aggressively slashed estimates in an attempt to stay ahead of the curve during the economic free-fall.  Concurrently, Corporate America slashed costs “to the bone” during the downdraft.  The worst-case economic scenario did not unfold and with the tremendous operating leverage created by lower cost structures, corporate earnings have generally been better than expected.  With most indicators pointing to a better economic environment ahead, we believe top-line revenue growth can lead to further positive earnings surprises and more estimate increases.

•
Capital markets continue to thaw as investors’ risk appetite has returned, enabling companies to issue stock or bonds to refinance debt or fund growth.  Recall last fall, then AAA-rated General Electric was unable to issue commercial paper (very short-maturity debt corporations use to fund daily operations) and was forced to turn to Warren Buffet for financing (@ 10%!).  Fast forwarding to the present, The Economist reported there were seven initial public offerings (IPOs) in the U.S. in the last full week of September, the busiest week since December 2007 and more than any month, let alone week, since May 2008.  Further, American companies sold an estimated $39 billion in new stock and convertible debt and $156 billion in bonds in the third quarter, up 57% versus the third quarter of 2008.

•
Merger and acquisition activity has resumed.  This is an indication that some companies are feeling more confident, their focus having shifted from survival to growth.  Further, these companies view acquiring another company as the quickest way to generate growth in a challenging economic environment.  Given the premiums above market price these acquiring companies have been willing to pay, they see value in the stocks of the target companies.  Related to the above bullet-point, we believe companies will be able to access the capital markets to finance these strategic acquisitions.  However, we do not expect a return of purely-financial acquisitions by “private equity” firms, which were based on access to copious amounts of cheap and not particularly discriminating financing.

•
Selling pressure from forced liquidations of equities due to redemptions lifted, but investors remain skeptical and the proceeds have yet to return to the stock market.  Equity portfolio managers basically spent the last 3 months of 2008 and first 3 months of 2009 selling stocks to meet massive redemptions driven by investors and/or creditors.  Managers were forced to sell whatever they could at whatever price increasingly scarce buyers were willing to pay.  A good portion of the redemption proceeds were parked

KIRR, MARBACH PARTNERS

VALUE FUND

in money market funds, where they earn essentially 0%.  Given bonds’ outperformance versus stocks for the 10-years ending 2008 and investors’ propensity to chase past performance and yield, it was not surprising to see a subsequent stampede from money market funds into bond funds.  The combination of this flood of new investor money that needed to be invested along with the fact the worst-case economic/financial scenario did not come to pass led to a massive compression of spreads  and great performance for corporate bonds.  With U.S. Government yields exceptionally low and spreads having declined so much, we think further gains in the bond market will be much harder to come by.  If investor behavior runs true to form, this huge pool of investable capital (about $3.4trillion) remaining in money market funds and earning 0% along with the significant amount recently invested in bond funds may be attracted to the stock market if it is able to continue climbing the “wall of worry.”

Risks

•
The unprecedented amount of monetary and fiscal stimulus will likely lead to huge deficits and possibly higher inflation/interest rates and a weaker dollar.  While we don’t view these as immediate problems, we understand things can change quickly and will be monitoring them very closely.

•
We think preventing deflation, not inflation, should be policymakers’ focus.  There is a large surplus of industrial and labor capacity worldwide.  In addition, inflation-protected bonds are trading at levels that indicate investors do not anticipate dramatically higher inflation.  That said, we expect commodity prices to remain volatile and subject to traders’ reactions to the latest economic statistic.  We note that a number of our portfolio holdings are beneficiaries of higher commodity prices.

•
Given low interest rates, our expectation of a firming economy and higher levels of government and corporate bond supply that will need to be absorbed, we will not be surprised to see interest rates gradually move higher.  For now, though, the Fed has stated its intention to keep the fed funds rate at essentially 0%.  Additionally, the yield on the 10-year U.S. Treasury bond has actually drifted lower—from almost 4% in early June to about 3.3% at the end of the third quarter.

•
The dollar has declined over the past seven months (since the world financial markets bottomed).  There are two schools of thought on the reasons for and implications of this decline, one benign and the other negative.  The benign explanation, to which we subscribe for now, is investors viewed the dollar as a safe haven during the crisis and bought dollars aggressively.  As the panic eased, this trade reversed as investors’ focus shifted from capital preservation to capital appreciation.  Seeking greater returns in higher-yielding currencies and potentially faster growing economies, they have sold dollars, causing it to fall versus other currencies.  The more troublesome explanation is investors are concerned enough about huge budget deficits, anemic economic growth and higher inflation they are no longer comfortable holding dollars.  With interest rates still low and the stock market marching higher, it appears to us the decline in the dollar is due to a healthy return of risk appetite, not a vote of “no confidence” causing foreign capital to flee.  In either case, we’ve calculated that on a dollar-weighted basis, companies in our portfolio do about 1/3 of their revenue overseas, so a slightly weaker dollar will actually be helpful.

•
Although relatively large, well-capitalized companies now have access to generous amounts of credit at attractive rates, the debt securitization market remains moribund and bank lending continues to contract.  Many small businesses and consumers are encountering great difficulty getting credit, at any price.  Until these important parts of the credit market thaw, improvements in consumption and growth will likely be difficult to realize.

KIRR, MARBACH PARTNERS

VALUE FUND

•
We mentioned the threat of protectionist rhetoric to globalization, which, on balance, has been good for the worldwide economy.  Protectionist sentiment almost always rears its head during economic crises, yet policymakers “know” protectionist measures end up being harmful to the global economy.  This is why it is troubling the Obama administration caved to this sentiment and slapped a 35% tariff on Chinese tires.  It is difficult to make economic sense of this move on a couple of levels.  First, in most cases, we view protectionist measures as bad policy, period.  Second, it generally is not a good idea to antagonize a large country on which you have grown dependent for trade and financing of your deficits.  We hope this is a “one off” case of poor judgment, but if it is an indication of trade policy going forward, it will be alarming, at best.

Summary

We remain persistent and single-minded in or effort to continue to regain the ground we lost during the crisis.  We will likely have to endure bumps and bruises along the way, but we’re up to the task.  We truly appreciate the trust and confidence you’ve shown by remaining with us during this extraordinarily difficult period.  We are working hard for you each and every day and hope you will be rewarded.

2009 Capital Gain and Distribution Estimates

As you probably know, mutual funds are required to annually distribute net capital gains to shareholders.  Shareholders are then taxed on those gains, even if they continue to hold their fund shares.  Due to realized loss carryforwards, Value Fund will not pay a capital gain distribution in 2009.  However, Value Fund will pay a small income distribution in late December 2009.  Please check Value Fund’s website at www.kmpartnersfunds.com in mid-December for updated estimates.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Please refer to the Schedule of Investments for complete fund holdings information.

Value Fund’s holdings are subject to change and are not a recommendation to buy or sell any security.  References to other investment vehicles should not be interpreted as on offer of these securities.

Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.  (11/09)

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47202-1729.

KIRR, MARBACH PARTNERS

VALUE FUND

This chart assumes an initial investment of $10,000.  Performance reflects fee waivers in effect.  In the absence of fee waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)
	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	September 30, 2009	September 30, 2009	September 30, 2009	September 30, 2009
Kirr, Marbach Partners Value Fund	(9.20)%	(1.41)%	3.52%	3.19%
Russell 3000 Index**	(6.42)%	1.56%	0.73%	1.05%
S&P 500 Index***	(6.91)%	1.02%	(0.15)%	0.34%

*	December 31, 1998
**	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.
***
The Standard & Poor's 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S.market for large capitalization stocks.  This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example – September 30, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 – September 30, 2009).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/09	9/30/09	4/1/09 – 9/30/09(1)
Actual	$1,000.00	$1,474.60	$9.00
Hypothetical (5% return before expenses)	1,000.00	1,017.80	7.33

(1)
Expenses are equal to the Fund’s annualized expense ratio after expense reimbursement of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.  The annualized expense ratio prior to expense reimbursement was 1.97%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets
September 30, 2009

Top Ten Equity Holdings
as of September 30, 2009 (% of net assets)
Lubrizol Corp.	5.4%
Alcon, Inc.	4.3%
Cognizant Technology Solutions Corp. - Class A	3.9%
Coach, Inc.	3.8%
Microsoft Corp.	3.5%
KBR, Inc.	3.3%
Solutia, Inc.	3.3%
EMCOR Group, Inc.	3.3%
Rosetta Resources, Inc.	3.3%
Tyco International Ltd.	3.1%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
September 30, 2009

Number
of Shares		Value
	COMMON STOCKS - 97.8%
	Consumer Discretionary - 23.3%
26,468	Ascent Media Corp. - Class A*	$677,581
3,619	AutoZone, Inc.*	529,170
29,556	Coach, Inc.	972,983
11,941	Dollar Tree, Inc.*	581,288
20,940	GameStop Corp. - Class A*	554,282
36,403	HSN, Inc.*	592,641
15,160	McGraw-Hill Companies, Inc.	381,122
11,385	Time Warner Cable, Inc. - Class A	490,580
35,315	Toll Brothers, Inc.*	690,055
24,755	WABCO Holdings, Inc.	519,855
		5,989,557
	Energy - 7.5%
44,000	Cal Dive International, Inc.*	435,160
9,338	Chevron Corp.	657,675
57,092	Rosetta Resources, Inc.*	838,681
		1,931,516
	Financials - 11.4%
52,853	Janus Capital Group, Inc.	749,456
21,035	Loews Corp.	720,449
2,038	Markel Corp.*	672,173
17,502	Portfolio Recovery Associates, Inc.*	793,366
		2,935,444
	Healthcare - 10.8%
7,972	Alcon, Inc.	1,105,477
7,267	Analogic Corp.	269,024
16,129	Covidien PLC	697,741
14,862	WellPoint, Inc.*	703,864
		2,776,106
	Industrials - 18.3%
15,400	Aecom Technology Corp.*	417,956
23,266	Atlas Air Worldwide Holdings, Inc.*	743,814
13,977	Canadian Pacific Railway Ltd. - f	653,425
33,494	EMCOR Group, Inc.*	848,068
36,431	KBR, Inc.	848,478
45,813	Titan International, Inc.	407,736
23,250	Tyco International Ltd. - f	801,660
		4,721,137
	Information Technology - 15.7%
26,865	Amdocs Ltd.*	722,131
25,787	Cognizant Technology
	Solutions Corp. - Class A*	996,925
17,291	Harris Corp.	650,142
38,931	Intel Corp.	761,880
34,846	Microsoft Corp.	902,163
		4,033,241
	Materials - 10.8%
19,451	Lubrizol Corp.	1,389,968
11,461	Nucor Corp.	538,782
73,260	Solutia, Inc.*	848,351
		2,777,101
	TOTAL COMMON STOCKS
	(Cost $21,958,230)	25,164,102

Principal
Amount
	SHORT TERM INVESTMENT - 0.2%
	Variable Rate Demand Note** - 0.2%
$50,000	American Family, 0.10%	50,000
	TOTAL SHORT TERM
	INVESTMENT (Cost $50,000)	50,000
	Total Investments
	(Cost $22,008,230) - 98.0%	25,214,102
	Other Assets and
	Liabilities, Net - 2.0%	528,281
	TOTAL NET ASSETS - 100.0%	$25,742,383

*	-	Non-income producing security.
**	-	Variable rate security as of September 30, 2009.
f	-	Foreign security.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
September 30, 2009

ASSETS:
Investments, at current value
(cost $22,008,230)	$25,214,102
Cash	527,415
Receivable for investment securities sold	152,016
Dividends receivable	14,619
Prepaid expenses	7,100
Receivable for Fund shares sold	2,320
Interest receivable	4
Total Assets	25,917,576

LIABILITIES:
Payable for securities purchased	97,792
Accrued expenses	56,252
Payable to Adviser	11,124
Payable for capital shares redeemed	10,025
Total Liabilities	175,193

NET ASSETS	$25,742,383

NET ASSETS CONSIST OF:
Capital stock	$34,938,603
Undistributed net investment income	279,860
Undistributed net realized loss on investments	(12,681,948)
Net unrealized appreciation on investments	3,205,868
Total Net Assets	$25,742,383
Shares outstanding (500,000,000 shares of
$0.01 par value authorized)	2,689,583
Net asset value, redemption price
and offering price per share	$9.57

Statement of Operations
Year Ended September 30, 2009

INVESTMENT INCOME:
Dividend income
(net of withholding of $6,116)	$618,720
Interest income	897
Total Investment Income	619,617

EXPENSES:
Investment Adviser fees	229,505
Legal fees	53,670
Administration fees	35,795
Shareholder servicing fees	35,017
Fund accounting fees	22,972
Audit fees	18,845
Distribution fees	16,584
Federal and state registration fees	12,439
Directors fees	12,039
Custody fees	7,122
Other	6,672
Postage & printing fees	4,998
Total expenses before reimbursement	455,658
Less: Reimbursement from Investment Adviser	(122,876)
Net Expenses	332,782

NET INVESTMENT INCOME	286,835

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(8,669,497)
Change in unrealized appreciation/
depreciation on investments	2,986,106
Net realized and unrealized
loss on investments	(5,683,391)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(5,396,556)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
OPERATIONS:
Net investment income (loss)	$286,835	$(127,455)
Net realized loss on investments	(8,669,497)	(4,032,383)
Change in unrealized appreciation/depreciation on investments	2,986,106	(10,497,582)
Net decrease in net assets resulting from operations	(5,396,556)	(14,657,420)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,756,891	2,536,156
Shares issued to holders in reinvestment of dividends	—	5,441,577
Cost of shares redeemed	(7,866,612)	(4,209,278)
Net increase (decrease) in net assets from capital share transactions	(5,109,721)	3,768,455

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gains	—	(5,668,875)
Total distributions to shareholders	—	(5,668,875)

TOTAL DECREASE IN NET ASSETS	(10,506,277)	(16,557,840)

NET ASSETS:
Beginning of period	36,248,660	52,806,500
End of period (including undistributed net investment
income (loss) of $279,860 and $(92), respectively)	$25,742,383	$36,248,660

CHANGES IN SHARES OUTSTANDING:
Shares sold	394,587	196,146
Shares issued to holders in reinvestment of dividends	—	396,616
Shares redeemed	(1,143,759)	(322,836)
Net increase (decrease)	(749,172)	269,926

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights
For a Fund share outstanding throughout the period.

	Year Ended September 30,
	2009	2008	2007	2006	2005
PER SHARE DATA:
Net asset value, beginning of period	$10.54	$16.66	$15.56	$14.98	$14.16

Investment operations:
Net investment income (loss)	0.11	(0.04)	(0.03)	—	0.11
Net realized and unrealized gain (loss) on investments	(1.08)	(4.27)	1.74	1.38	2.28
Total from investment operations	(0.97)	(4.31)	1.71	1.38	2.39

Less distributions:
Dividends from net investment income	—	—	—	(0.05)	(0.08)
Distributions from net capital gains	—	(1.81)	(0.61)	(0.75)	(1.49)
Total distributions	—	(1.81)	(0.61)	(0.80)	(1.57)
Net asset value, end of period	$9.57	$10.54	$16.66	$15.56	$14.98

TOTAL RETURN	(9.20)%	(28.39)%	11.14%	9.59%	17.64%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$25.7	$36.2	$52.8	$46.5	$44.5
Ratio of expenses to average net assets:
Before expense reimbursement	1.99%	1.54%	1.51%	1.59%	1.60%
After expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.71%	(0.37)%	(0.24)%	(0.13)%	0.59%
After expense reimbursement	1.25%	(0.28)%	(0.18)%	0.01%	0.74%
Portfolio turnover rate	48%	34%	32%	38%	33%

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
September 30, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies.  The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth.  The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

a)
Investment Valuation - Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”).  Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded.  Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation.  Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities maturing in 60 days or less valued at amortized cost, which approximates fair value.  Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each of the Fund’s investments.  These inputs are summarized in the following three broad categories:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, creditrisk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2009:

	Level 1	Level 2	Level 3	Total
Common
Stocks	$25,164,102	$—	$—	$25,164,102
Short-Term
Investment	—	50,000	—	50,000
Total Invest-
ments	$25,164,102	$50,000	$—	$25,214,102

b)
Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2009

comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2009, or for any other tax years which are open for exam. As of September 30, 2009, open tax years include the tax years ended September 30, 2006 through September 30, 2009. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

c)	Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

e)
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)
Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g)
Other - Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

h)
Events Subsequent to Fiscal Year End - Management has evaluated fund related events and transactions that occurred subsequent to September 30, 2009, through November 24, 2009, the date of the issuance of the funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds’ financial statements.

i)	Reclassification of Capital Accounts - Accounting principles generally accepted in

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2009

the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2009, the fund increased paid in capital by $1,447, decreased undistributed net investment income by $6,883 and increased undistributed net realized loss by $5,436.

2.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended September 30, 2009, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$10,955,375	$15,413,809

At September 30, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$23,015,324
Gross unrealized appreciation	4,774,503
Gross unrealized depreciation	(2,575,725)
Net unrealized appreciation	$2,198,778
Undistributed ordinary income	$279,860
Undistributed long-term capital gain	—
Total distributable earnings	$279,860
Other accumulated gains/losses	$(11,674,858)
Total accumulated earnings (losses)	$(9,196,220)

As of September 30, 2009, the Fund had capital loss carryforwards of $4,565,503, which if not offset by subsequent capital gains, $1,057,713 will expire September 30, 2016 and $3,507,790 will expire September 30, 2017.  As of September 30, 2009, the Fund had $7,109,355 of deferred, on a tax basis, post-October losses.

The tax character of distributions paid during the years ended September 30, 2009 and 2008 were as follows:

	2009	2008
Ordinary income	$—	$—
Long-term capital gain	$—	$5,668,875

3.	AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”).  Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.45% of its average daily net assets until February 28, 2011.  Accordingly, for the year ended September 30, 2009, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $122,876.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2011.  Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Year of expiration	Amount
9/30/2010	$29,885
9/30/2011	$41,532
9/30/2012	$122,876

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2009

As of September 30, 2009, it was possible, but not probable, those amounts would be recovered by the Investment Adviser.  At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation.  The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis).  All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses.  During the year ended September 30, 2009, the Fund incurred expenses of $16,584 pursuant to the 12b-1 Plan.

U.S Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.  U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1% redemption fee on shares held 30 days or less.  For the years ended September 30, 2009 and September 30, 2008, the Fund collected $239 and $24, respectively, in redemption fees.

KIRR, MARBACH PARTNERS

VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
Kirr, Marbach Partners Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Kirr, Marbach Partners Value Fund (the “Fund”), including the schedule of investments as of September 30, 2009 and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2005 have been audited by other auditors, whose report dated November 16, 2005 expressed unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmations of securities owned as of September 30, 2009, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kirr, Marbach Partners Value Fund, as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 24, 2009

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
September 30, 2009 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund’s website on or soon after the 21st day after the end of each fiscal quarter.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2009 was 0% for the Fund.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended September 30, 2009 was 0% for the Fund.

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended September 30, 2009 was 0% for the Fund.

KIRR, MARBACH PARTNERS

VALUE FUND

		Term of Office	Principal Occupation	Other
Name, Address	Position with	and Length of	During Past	Directorships
and Age	the Corporation	Time Served	Five Years	Held
INTERESTED DIRECTORS
Mark D. Foster*	Director,	Indefinite term	Chief Investment	None
Born 1958	Chairman and	since 1998	Officer, Kirr, Marbach &
	President		Company, LLC

Mickey Kim*	Chief Compliance	Indefinite term	Chief Compliance Officer	None
Born 1958	Officer, Director,	since 1998	and Chief Operating
	Vice President,		Officer, Kirr, Marbach &
	Secretary and		Company, LLC
Treasurer
DIS-INTERESTED DIRECTORS
Jeffrey N. Brown*	Director	Indefinite term	President, Home News	None
Born 1959		Since 1998	Enterprises

Mark E. Chesnut*	Director	Indefinite term	Retired, Formerly	None
Born 1947		since 1998	Vice-President, Cummins
Engine Company

John F.	Director	Indefinite term	Retired, Formerly President,	None
Dorenbusch*		since 1998	Irwin Management Company
Born 1938			and Tipton Lakes Company

*	The address for all directors is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Administrator,
Transfer Agent and
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Kirkland & Ellis LLP
200 E. Randolph Drive
Chicago, IL 60601

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2009 is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

ANNUAL REPORT
SEPTEMBER 30, 2009

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2009	FYE 09/30/2008
Audit Fees	$16,000	$15,300
Audit-Related Fees
Tax Fees	$ 2,800	$ 2,700
All Other Fees

The registrant’s Audit Committee Charter provides that the Audit Committee of the registrant approve, prior to the engagement of the independent public accountants, (a) all audit and permissible non-audit services to be provided to the registrant and (b) all permissible non-audit services to be provided by the registrant’s independent public accountants to Kirr, Marbach & Company, LLC (the “Adviser”) or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

The following table indicates the non-audit fees billed by the registrant’s independent public accountants for services to the registrant and to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant for each of the past two fiscal years.  The Audit Committee noted that, as indicated in the table below, no fees were billed by the registrant’s independent public accountants to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant.

Non-Audit Related Fees	FYE 09/30/2009	FYE 09/30/2008
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date   December 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date   December 8, 2009

By (Signature and Title)*   /s/Mr. Mickey Kim
Mr. Mickey Kim, Treasurer

Date   December 8, 2009

* Print the name and title of each signing officer under his or her signature.